Exhibit 10.7
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                                 ALLAN QUATTRIN
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                        c/o 45630 Citrus Street, Suite E
                                Indio, California
                                  U.S.A. 92201



February 7, 2005

VIA FAX  (604) 684-0916
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P--CE Computers, Inc.
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c/o 2550 - 555 W. Hastings St.
Vancouver, B.C.
V6B 4N5

Attention:  The Board of Directors

Dear Sirs:

Re:       P--CE Computers,  Inc. (the "Company")  Non-accrual of all outstanding
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          salary owed to Allan  Quattrin  under the  Management  Agreement up to
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          November 30, 2004
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Please be advised that I hereby agree and acknowledge that no compensation owing from the Company to myself under the Management Agreement between the Company and myself, dated August 1, 2002, will be accrued from August 1, 2002 to November 30, 2004. However, after November 30, 2004, any non-payment of salary owing from the Company to myself under the above mentioned Management Agreement shall accrue.

If you have any questions or concerns, please contact me.

Yours very truly,


/s/ Allan Quattrin

ALLAN QUATTRIN